EXHIBIT 10.1
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                         LOCATEPLUS HOLDINGS CORPORATION

                          SECURITIES PURCHASE AGREEMENT

                                  JUNE 17, 2004
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                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

1.  Agreement to Sell and Purchase.............................................1

2.  Fees and Warrant...........................................................2

3.  Closing, Delivery and Payment..............................................2
    3.1   Closing..............................................................2
    3.2   Delivery.............................................................2

4.  Representations and Warranties of the Company..............................3
    4.1   Organization, Good Standing and Qualification........................3
    4.2   Subsidiaries.........................................................3
    4.3   Capitalization; Voting Rights........................................3
    4.4   Authorization; Binding Obligations...................................4
    4.5   Liabilities..........................................................5
    4.6   Agreements; Action...................................................5
    4.7   Obligations to Related Parties.......................................6
    4.8   Changes..............................................................6
    4.9   Title to Properties and Assets; Liens, Etc...........................8
    4.10  Intellectual Property................................................8
    4.11  Compliance with Other Instruments....................................9
    4.12  Litigation...........................................................9
    4.13  Tax Returns and Payments.............................................9
    4.14  Employees...........................................................10
    4.15  Registration Rights and Voting Rights...............................10
    4.16  Compliance with Laws; Permits.......................................10
    4.17  Environmental and Safety Laws.......................................11
    4.18  Valid Offering......................................................11
    4.19  Full Disclosure.....................................................11
    4.20  Insurance...........................................................12
    4.21  SEC Reports.........................................................12
    4.22  Listing.............................................................12
    4.23  No Integrated Offering..............................................12
    4.24  Stop Transfer.......................................................12
    4.25  Dilution............................................................12
    4.26  Patriot Act.........................................................12

5.  Representations and Warranties of the Purchaser...........................13
    5.1   No Shorting.........................................................13
    5.2   Requisite Power and Authority.......................................13
    5.3   Investment Representations..........................................14
    5.4   No General Solicitation.............................................15
    5.5   Purchaser Bears Economic Risk.......................................14
    5.6   Acquisition for Own Account.........................................14
    5.7   Purchaser Can Protect Its Interest..................................15
    5.8   Accredited Investor.................................................15
    5.9   No Governmental Review..............................................15
    5.10  Legends.............................................................15

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    5.11  Patriot Act.........................................................15

6.  Covenants of the Company..................................................17
    6.1   Stop-Orders.........................................................17
    6.2   Listing.............................................................17
    6.3   Market Regulations..................................................17
    6.4   Reporting Requirements..............................................17
    6.5   Use of Funds........................................................17
    6.6   Access to Facilities................................................17
    6.7   Taxes...............................................................18
    6.8   Insurance...........................................................18
    6.9   Intellectual Property...............................................19
    6.10  Properties..........................................................19
    6.11  Confidentiality.....................................................19
    6.12  Required Approvals..................................................20
    6.13  Reissuance of Securities............................................21
    6.14  Opinion.............................................................21
    6.15  Margin Stock........................................................19
    6.16  Financing Right of First Refusal....................................19

7.  Covenants of the Purchaser................................................22
    7.1   Confidentiality.....................................................22
    7.2   Non-Public Information..............................................22

8.  Covenants of the Company and Purchaser Regarding Indemnification..........22
    8.1   Company Indemnification.............................................22
    8.2   Purchaser's Indemnification.........................................22

9.  Conversion of Convertible Note............................................23
    9.1   Mechanics of Conversion.............................................23

10. Registration Rights.......................................................24
    10.1  Registration Rights Granted.........................................24
    10.2  Offering Restrictions...............................................25

11. Miscellaneous.............................................................25
    11.1  Governing Law.......................................................25
    11.2  Survival............................................................25
    11.3  Successors..........................................................25
    11.4  Entire Agreement....................................................26
    11.5  Severability........................................................26
    11.6  Amendment and Waiver................................................26
    11.7  Delays or Omissions.................................................26
    11.8  Notices.............................................................26
    11.9  Attorneys' Fees.....................................................27
    11.10 Titles and Subtitles................................................27
    11.11 Facsimile Signatures; Counterparts..................................27
    11.12 Broker's Fees.......................................................27
    11.13 Construction........................................................28


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    11.14 Combination of Class A Common Stock and Class B Common Stock........27


                                LIST OF EXHIBITS

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Form of Convertible Term Note........................................  Exhibit A
Form of Warrant......................................................  Exhibit B
Form of Opinion......................................................  Exhibit C
Form of Escrow Agreement.............................................  Exhibit D







































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                          SECURITIES PURCHASE AGREEMENT

         THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is made and entered into as of June17, 2004, by and between LOCATEPLUS HOLDINGS CORPORATION, a Delaware corporation (the "Company"), and Laurus Master Fund, Ltd., a Cayman Islands company (the "Purchaser").

                                    RECITALS

         WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 promulgated thereunder, the Company has authorized the issuance and sale to the Purchaser, and the Purchaser desires to purchase from the Company a Convertible Term Note in the aggregate principal amount of Three Million Dollars ($3,000,000) (the "Note"), which Note is convertible into shares of the Company's Class A Voting Common Stock, $0.01 par value per share (together with any other securities into which or for which any of Class A Voting Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, combination merger, sale of assets or otherwise, the "Class A Common Stock") at an initial fixed conversion price of $0.40 per share of Class A Common Stock ("Fixed Conversion Price");

         WHEREAS, the Company wishes to issue a warrant to the Purchaser to purchase up to 1,320,000 shares of the Company's Class A Common Stock (subject to adjustment as set forth therein) in connection with Purchaser's purchase of the Note;

         WHEREAS, Purchaser desires to purchase the Note and the Warrant (as defined in Section 2) on the terms and conditions set forth herein; and

         WHEREAS, the Company desires to issue and sell the Note and Warrant to Purchaser on the terms and conditions set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Agreement to Sell and Purchase. Pursuant to the terms and conditions set forth in this Agreement, on the Closing Date (as defined in Section 3), the Company agrees to sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company, a Note in the aggregate principal amount of $3,000,000 convertible in accordance with the terms thereof into shares of the Company's Class A Common Stock in accordance with the terms of the Note and this Agreement. The Note purchased on the Closing Date shall be known as the "Offering." A form of the Note is annexed hereto as Exhibit A. The Note will mature on the Maturity Date (as defined in the Note). Collectively, the Note and Warrant and Class A Common Stock issuable in payment of the Note, upon conversion of the Note and upon exercise of the Warrant are referred to as the "Securities."
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2. Fees and Warrant. On the Closing Date:

         (a) The Company will issue and deliver to the Purchaser a Warrant to purchase up to 1,320,000 shares of Class A Common Stock in connection with the Offering (the "Warrant") pursuant to Section 1 hereof. The Warrant must be delivered on the Closing Date. A form of Warrant is annexed hereto as Exhibit B. All the representations, covenants, warranties, undertakings, and indemnification, and other rights made or granted to or for the benefit of the Purchaser by the Company are hereby also made and granted in respect of the Warrant and shares of the Company's Class A Common Stock issuable upon exercise of the Warrant (the "Warrant Shares").

         (b) Subject to the terms of Section 2(d) below, the Company shall pay to Laurus Capital Management, LLC, the manager of the Purchaser, a closing payment in an amount equal to three and nine-tenths percent (3.90%) of the aggregate principal amount of the Note. The foregoing fee is referred to herein as the "Closing Payment."

         (c) The Company shall reimburse the Purchaser for its reasonable expenses including legal fees and expenses) incurred in connection with the preparation and negotiation of this Agreement and the Related Agreements (as hereinafter defined), and expenses incurred in connection with the Purchaser's due diligence review of the Company and its Subsidiaries (as defined in Section 6.8) and all related matters. Amounts required to be paid under this Section 2(c) will be paid on the Closing Date and shall be $44,500 for such expenses referred to in this Section 2(c) (net of deposits previously paid by the Company).

         (d) The Closing Payment and the expenses referred to in the preceding clause (c) (net of deposits previously paid by the Company) shall be paid at closing out of funds held pursuant to a Funds Escrow Agreement of even date herewith among the Company, Purchaser, and an Escrow Agent (the "Funds Escrow Agreement") and a disbursement letter (the "Disbursement Letter").

3. Closing, Delivery and Payment.

     3.1 Closing. Subject to the terms and conditions herein, the closing of the transactions contemplated hereby (the "Closing"), shall take place on the date hereof, at such time or place as the Company and Purchaser may mutually agree (such date is hereinafter referred to as the "Closing Date").

     3.2 Delivery. Pursuant to the Funds Escrow Agreement in the form attached hereto as Exhibit D, at the Closing on the Closing Date, the Company will deliver to the Purchaser, among other things, a Note in the form attached as Exhibit A representing the aggregate principal amount of $3,000,000 and a Warrant in the form attached as Exhibit B in the Purchaser's name representing 1,320,000 Warrant Shares and the Purchaser will deliver to the Company, among other things, the amounts set forth in the Disbursement Letter by certified funds or wire transfer.

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4. Representations and Warranties of the Company. Subject to the Schedules to
this Agreement delivered concurrently herewith, the Company hereby represents and warrants to the Purchaser as follows (which representations and warranties are supplemented by the Company's filings under the Securities Exchange Act of 1934 (collectively, the "Exchange Act Filings"), copies of which have been provided to the Purchaser):

     4.1 Organization, Good Standing and Qualification. Each of the Company and each of its Subsidiaries is a corporation, partnership or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each of the Company and each of its Subsidiaries has the corporate power and authority to own and operate its properties and assets, to execute and deliver (i) this Agreement,
(ii) the Note and the Warrant to be issued in connection with this Agreement,
(iii) the Master Security Agreement dated as of the date hereof between the Company, certain Subsidiaries of the Company and the Purchaser (as amended, modified or supplemented from time to time, the "Master Security Agreement"),
(iv) the Registration Rights Agreement relating to the Securities dated as of the date hereof between the Company and the Purchaser, (v) the Subsidiary Guaranty dated as of the date hereof made by certain Subsidiaries of the Company (as amended, modified or supplemented from time to time, the "Subsidiary Guaranty"), (vi) the Stock Pledge Agreement dated as of the date hereof among the Company, certain Subsidiaries of the Company and the Purchaser (as amended, modified or supplemented from time to time, the "Stock Pledge Agreement"), (vii) the Escrow Agreement dated as of the date hereof among the Company, the Purchaser and the escrow agent referred to therein and (viii) all other agreements related to this Agreement and the Note and referred to herein (the preceding clauses (ii) through (viii), collectively, the "Related Agreements"), to issue and sell the Note and the shares of Class A Common Stock issuable upon conversion of the Note (the "Note Shares"), to issue and sell the Warrant and the Warrant Shares, and to carry out the provisions of this Agreement and the Related Agreements and to carry on its business as presently conducted. Each of the Company and each of its Subsidiaries is duly qualified and is authorized to do business and is in good standing as a foreign corporation, partnership or limited liability company, as the case may be, in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so has not, or could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, liabilities, condition (financial or otherwise), properties, operations or prospects of the Company and it Subsidiaries, taken individually and as a whole (a "Material Adverse Effect").

     4.2 Subsidiaries. Each direct and indirect Subsidiary of the Company, the direct owner of such Subsidiary and its percentage ownership thereof, is set forth on Schedule 4.2. For the purpose of this Agreement, a "Subsidiary" of any person or entity means (i) a corporation or other entity whose shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other persons or entities performing similar functions for such person or entity, are owned, directly or indirectly, by such person or entity or (ii) a corporation or other entity in which such person or entity owns, directly or indirectly, more than 50% of the equity interests at such time.

     4.3 Capitalization; Voting Rights.

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         (a) The authorized capital stock of the Company, as of the date hereof consists of 400,000,000 shares, (x) of which 150,000,000 are shares of Class A Common Stock, par value $0.01 per share, 90,606,107 shares of which are issued and outstanding and (y) of which 250,000,000 are shares of Class B Non-Voting Common Stock, par value $0.01 per share, 72,898,596 shares of which are issued and outstanding. The authorized capital stock of each Subsidiary of the Company is set forth on Schedule 4.3.

         (b) Except as disclosed on Schedule 4.3, other than: (i) the shares reserved for issuance under the Company's stock option plans; and (ii) shares which may be granted pursuant to this Agreement and the Related Agreements, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or arrangements or agreements of any kind for the purchase or acquisition from the Company of any of its securities. Except as disclosed on Schedule 4.3, neither the offer, issuance or sale of any of the Note or the Warrant, or the issuance of any of the Note Shares or Warrant Shares, nor the consummation of any transaction contemplated hereby will result in a change in the price or number of any securities of the Company outstanding, under anti-dilution or other similar provisions contained in or affecting any such securities.

         (c) All issued and outstanding shares of the Company's common stock:
(i) have been duly authorized and validly issued and are fully paid and nonassessable; and (ii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

         (d) The rights, preferences, privileges and restrictions of the shares of the Class A Common Stock are as stated in the Company's Certificate of Incorporation (the "Charter"). The Note Shares and Warrant Shares have been duly and validly reserved for issuance. When issued in compliance with the provisions of this Agreement and the Company's Charter, the Securities will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

     4.4 Authorization; Binding Obligations. All corporate, partnership or limited liability company, as the case may be, action on the part of the Company and each of its Subsidiaries (including the respective officers and directors) necessary for the authorization of this Agreement and the Related Agreements, the performance of all obligations of the Company and its Subsidiaries hereunder and under the other Related Agreements at the Closing and, the authorization, sale, issuance and delivery of the Note and Warrant has been taken or will be taken prior to the Closing. This Agreement and the Related Agreements, when executed and delivered and to the extent it is a party thereto, will be valid and binding obligations of each of the Company and each of its Subsidiaries, enforceable against each such person in accordance with their terms, except:

         (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and

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         (b) general principles of equity that restrict the availability of equitable or legal remedies.

The sale of the Note and the subsequent conversion of the Note into Note Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with. The issuance of the Warrant and the subsequent exercise of the Warrant for Warrant Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

     4.5 Liabilities. Neither the Company nor any of its Subsidiaries has any contingent liabilities, except current liabilities incurred in the ordinary course of business, liabilities not required to be disclosed in filings made with the Commission or required to be reflected in the Company's financial statements pursuant to GAAP, and liabilities disclosed in any Exchange Act Filings.

     4.6 Agreements; Action. Except as set forth on Schedule 4.6 or as disclosed in any Exchange Act Filings:

         (a) there are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company or any of its Subsidiaries is a party or by which it is bound which may involve: (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $50,000 (other than obligations of, or payments to, the Company arising from purchase or sale agreements entered into in the ordinary course of business); or (ii) the transfer or license of any patent, copyright, trade secret or other proprietary right to or from the Company (other than licenses arising from the purchase of "off the shelf" or other standard products); or (iii) provisions restricting the development, manufacture or distribution of the Company's products or services; or (iv) indemnification by the Company with respect to infringements of proprietary rights.

         (b) Since December 31, 2003, neither the Company nor any of its Subsidiaries has: (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock; (ii) incurred any indebtedness for money borrowed or any other liabilities (other than ordinary course obligations) individually in excess of $50,000 or, in the case of indebtedness and/or liabilities individually less than $50,000, in excess of $100,000 in the aggregate; (iii) made any loans or advances to any person not in excess, individually or in the aggregate, of $100,000, other than ordinary course advances for travel expenses; or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

         (c) For the purposes of subsections (a) and (b) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including

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             persons or entities the Company has reason to believe are
             affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

     4.7 Obligations to Related Parties. Except as set forth on Schedule 4.7, there are no obligations of the Company or any of its Subsidiaries to officers, directors, stockholders or employees of the Company or any of its Subsidiaries other than:

         (a) for payment of salary for services rendered and for bonus payments;

         (b) reimbursement for reasonable expenses incurred on behalf of the Company and its Subsidiaries;

         (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company); and

         (d) obligations listed in the Company's financial statements or disclosed in any of its Exchange Act Filings.

Except as described above or set forth on Schedule 4.7, none of the officers, directors or, to the best of the Company's knowledge, key employees or stockholders of the Company or any members of their immediate families, are indebted to the Company, individually or in the aggregate, in excess of $50,000 or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company, other than passive investments in publicly traded companies (representing less than one percent (1%) of such company) which may compete with the Company. Except as described above, no officer, director or stockholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company and no agreements, understandings or proposed transactions are contemplated between the Company and any such person. Except as set forth on Schedule 4.7, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

     4.8 Changes. Since December 31, 2003, except as disclosed in any Exchange Act Filing or in any Schedule to this Agreement or to any of the Related Agreements, there has not been:

         (a) any change in the business, assets, liabilities, condition (financial or otherwise), properties, operations or prospects of the Company or any of its Subsidiaries, which individually or in the aggregate has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

         (b) any resignation or termination of any officer, key employee or group of employees of the Company or any of its Subsidiaries;

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         (c) any material change, except in the ordinary course of business, in the contingent obligations of the Company or any of its Subsidiaries by way of guaranty, endorsement, indemnity, warranty or otherwise;

         (d) any damage, destruction or loss, whether or not covered by insurance, has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

         (e) any waiver by the Company or any of its Subsidiaries of a valuable right or of a material debt owed to it;

         (f) any direct or indirect loans made by the Company or any of its Subsidiaries to any stockholder, employee, officer or director of the Company or any of its Subsidiaries, other than advances made in the ordinary course of business;

         (g) any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder of the Company or any of its Subsidiaries;

         (h) any declaration or payment of any dividend or other distribution of the assets of the Company or any of its Subsidiaries;

         (i) any labor organization activity related to the Company or any of its Subsidiaries;

         (j) any debt, obligation or liability incurred, assumed or guaranteed by the Company or any of its Subsidiaries, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business;

         (k) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets owned by the Company or any of its Subsidiaries;

         (l) any change in any material agreement to which the Company or any of its Subsidiaries is a party or by which either the Company or any of its Subsidiaries is bound which either individually or in the aggregate has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

         (m) any other event or condition of any character that, either individually or in the aggregate, has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; or

         (n) any arrangement or commitment by the Company or any of its Subsidiaries to do any of the acts described in subsection (a) through (m) above.

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     4.9 Title to Properties and Assets; Liens, Etc. Except as set forth on
Schedule 4.9, each of the Company and each of its Subsidiaries has good and marketable title to its properties and assets, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than:

         (a) those resulting from taxes which have not yet become delinquent;

         (b) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company or any of its Subsidiaries; and

         (c) those that have otherwise arisen in the ordinary course of business.

All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company and its Subsidiaries are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used. Except as set forth on Schedule 4.9, the Company and its Subsidiaries are in compliance with all material terms of each lease to which it is a party or is otherwise bound.

     4.10 Intellectual Property.

         (a) Each of the Company and each of its Subsidiaries owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and to the Company's knowledge, as presently proposed to be conducted (the "Intellectual Property"), without any known infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing proprietary rights, nor is the Company or any of its Subsidiaries bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products.

         (b) Neither the Company nor any of its Subsidiaries has received any communications alleging that the Company or any of its Subsidiaries has violated any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, nor is the Company or any of its Subsidiaries aware of any basis therefor.

         (c) The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company or any of its Subsidiaries, except for inventions, trade secrets or proprietary

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             information that have been rightfully assigned to the Company or any of its Subsidiaries.

     4.11 Compliance with Other Instruments. Neither the Company nor any of its Subsidiaries is in violation or default of (x) any term of its Charter or Bylaws, or (y) of any provision of any indebtedness, mortgage, indenture, contract, agreement or instrument to which it is party or by which it is bound or of any judgment, decree, order or writ, except for a violation or default which, in the case of this clause (y), has not had, or could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. The execution, delivery and performance of and compliance with this Agreement and the Related Agreements to which it is a party, and the issuance and sale of the Note by the Company and the other Securities by the Company each pursuant hereto and thereto, will not, with or without the passage of time or giving of notice, result in any such violation, or be in conflict with or constitute a default under any such term or provision, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or any of its Subsidiaries or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties, except where such result has not had, or could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

     4.12 Litigation. Except as set forth on Schedule 4.12 hereto, there is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company or any of its Subsidiaries that prevents the Company or any of its Subsidiaries from entering into this Agreement or the other Related Agreements, or from consummating the transactions contemplated hereby or thereby, or which has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect or any change in the current equity ownership of the Company or any of its Subsidiaries, nor is the Company aware that there is any basis to assert any of the foregoing. Neither the Company nor any of its Subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company or any of its Subsidiaries currently pending or which the Company or any of its Subsidiaries intends to initiate.

     4.13 Tax Returns and Payments. Each of the Company and each of its Subsidiaries has timely filed all tax returns (federal, state and local) required to be filed by it. All taxes shown to be due and payable on such returns, any assessments imposed, and all other taxes due and payable by the Company or any of its Subsidiaries on or before the Closing, have been paid or will be paid prior to the time they become delinquent. Except as set forth on
Schedule 4.13, neither the Company nor any of its Subsidiaries has been advised:

         (a) that any of its returns, federal, state or other, have been or are being audited as of the date hereof; or

         (b) of any deficiency in assessment or proposed judgment to its federal, state or other taxes.

The Company has no knowledge of any liability of any tax to be imposed upon its properties or assets as of the date of this Agreement that is not adequately provided for.

     4.14 Employees. Except as set forth on Schedule 4.14, neither the Company nor any of its Subsidiaries has any collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company's knowledge, threatened with respect to the Company or any of its Subsidiaries. Except as disclosed in the Exchange Act Filings or on Schedule 4.14, neither the Company nor any of its Subsidiaries is a party to or bound by any currently effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement. To the Company's knowledge, no employee of the Company or any of its Subsidiaries, nor any consultant with whom the Company or any of its Subsidiaries has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company or any of its Subsidiaries because of the nature of the business to be conducted by the Company or any of its Subsidiaries; and to the Company's knowledge the continued employment by the Company or any of its Subsidiaries of its present employees, and the performance of the Company's and its Subsidiaries' contracts with its independent contractors, will not result in any such violation. Neither the Company nor any of its Subsidiaries is aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has received any notice alleging that any such violation has occurred. Except for employees who have a current effective employment agreement with the Company or any of its Subsidiaries, no employee of the Company or any of its Subsidiaries has been granted the right to continued employment by the Company or any of its Subsidiaries or to any material compensation following termination of employment with the Company or any of its Subsidiaries. Except as set forth on Schedule 4.14, the Company is not aware that any officer, key employee or group of employees intends to terminate his, her or their employment with the Company or any of its Subsidiaries, nor does the Company or any of its Subsidiaries have a present intention to terminate the employment of any officer, key employee or group of employees. 4.15 Registration Rights and Voting Rights. Except as set forth on
Schedule 4.15 or except as disclosed in Exchange Act Filings, neither the Company nor any of its Subsidiaries is presently under any obligation, and neither the Company nor any of its Subsidiaries has granted any rights, to register any of the Company's or its Subsidiaries' presently outstanding securities or any of its securities that may hereafter be issued. Except as set forth on Schedule 4.15 or except as disclosed in Exchange Act Filings, to the Company's knowledge, no stockholder of the Company or any of its Subsidiaries has entered into any agreement with respect to the voting of equity securities of the Company or any of its Subsidiaries.

     4.16 Compliance with Laws; Permits. Neither the Company nor any of its Subsidiaries is in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement or any other Related Agreement and the issuance of any of the Securities, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner. Each of the Company and its Subsidiaries has all material franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     4.17 Environmental and Safety Laws. Neither the Company nor any of its Subsidiaries is in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, except for violations which have not had, or could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. Except as set forth on
Schedule 4.17, no Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by the Company or any of its Subsidiaries or, to the Company's knowledge, by any other person or entity on any property owned, leased or used by the Company or any of its Subsidiaries. For the purposes of the preceding sentence, "Hazardous Materials" shall mean:

         (a) materials which are listed or otherwise defined as "hazardous" or "toxic" under any applicable local, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities involving hazardous substances, including building materials; or

         (b) any petroleum products or nuclear materials.

     4.18 Private Placement. Assuming the accuracy of the representations and warranties of the Purchaser contained in this Agreement, the offer, sale and issuance of the Securities will be exempt from the registration requirements of the Securities Act, and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

     4.19 Full Disclosure. Each of the Company and each of its Subsidiaries has provided the Purchaser with all information requested by the Purchaser in connection with its decision to purchase the Note and Warrant, including all information the Company and its Subsidiaries believe is reasonably necessary to make such investment decision. Neither this Agreement, the Related Agreements, the exhibits and schedules hereto and thereto nor any other document delivered by the Company or any of its Subsidiaries to Purchaser or its attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading. Any financial projections and other estimates provided to the Purchaser by the Company or any of its Subsidiaries were based on the Company's and its Subsidiaries' experience in the industry and on assumptions of fact and opinion as to future events which the Company or any of its Subsidiaries, at the date of the issuance of such projections or estimates, believed to be reasonable.

     4.20 Insurance. Each of the Company and each of its Subsidiaries has general commercial, product liability, fire and casualty insurance policies with coverages that the Company believes are customary for companies similarly situated to the Company and its Subsidiaries in the same or similar business.

     4.21 SEC Reports. Except as set forth on Schedule 4.21, the Company has filed all proxy statements, reports and other documents required to be filed by it under the Securities Exchange Act 1934, as amended (the "Exchange Act"). The Company has furnished the Purchaser with copies of: (i) its Annual Report on Form 10-KSB for its fiscal year ended December 31, 2003; (ii) its Quarterly Reports on Form 10-QSB for its fiscal quarter ended March 31, 2004, and (iii) the Form 8-K filings which it has made during the fiscal year 2004 to date (collectively, the "SEC Reports"). Except as set forth on Schedule 4.21, each SEC Report was, at the time of its filing, in substantial compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.22 Listing. The Company's Class A Common Stock is listed for trading on the NASD OTC Bulletin Board ("NASD OTCBB") and satisfies all requirements for the continuation of such trading. The Company has not received any notice that its Class A Common Stock will not be eligible to be traded on the NASD OTCBB or that its Class A Common Stock does not meet all requirements for such trading.

     4.23 No Integrated Offering. Neither the Company, nor any of its Subsidiaries or affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement or any of the Related Agreements to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Securities pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its affiliates or Subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings.

     4.24 Stop Transfer. The Securities are restricted securities as of the date of this Agreement. Neither the Company nor any of its Subsidiaries will issue any stop transfer order or other order impeding the sale and delivery of any of the Securities at such time as the Securities are registered for public sale or an exemption from registration is available, except as required by state and federal securities laws.

     4.25 Dilution. The Company acknowledges that its obligation to issue the shares of Class A Common Stock upon conversion of the Note and exercise of the Warrant is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

     4.26 Patriot Act. The Company certifies that, to the Company's knowledge, neither the Company nor any of its Subsidiaries has been designated, and is not owned or controlled, by a "suspected terrorist" as defined in Executive Order 13224. The Company hereby acknowledges that the Purchaser seeks to comply with all applicable laws concerning money laundering and related activities. In furtherance of those efforts, the Company hereby represents, warrants and agrees that: (i) none of the cash or property that the Company or any of its Subsidiaries will pay or will contribute to the Purchaser has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) no contribution or payment by the Company or any of its Subsidiaries to the Purchaser, to the extent that they are within the Company's and/or its Subsidiaries' control shall cause the Purchaser to be in violation of the United States Bank Secrecy Act, the United States International Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001. The Company shall promptly notify the Purchaser if any of these representations ceases to be true and accurate regarding the Company or any of its Subsidiaries. The Company agrees to provide the Purchaser any additional information regarding the Company or any of its Subsidiaries that the Purchaser reasonably deems necessary or convenient to ensure compliance with all applicable laws concerning money laundering and similar activities. The Company understands and agrees that if at any time it is discovered that any of the foregoing representations are incorrect, or if otherwise required by applicable law or regulation related to money laundering similar activities, the Purchaser may undertake appropriate actions to ensure compliance with applicable law or regulation, including but not limited to segregation and/or redemption of the Purchaser's investment in the Company. The Company further understands that the Purchaser may release confidential information about the Company and its Subsidiaries and, if applicable, any underlying beneficial owners, to proper authorities if the Purchaser, in its sole discretion, determines that it is in the best interests of the Purchaser in light of relevant rules and regulations under the laws set forth in subsection (ii) above.

5. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

     5.1 No Shorting. The Purchaser or any of its affiliates and investment partners has not, will not and will not cause any person or entity, directly or indirectly, to engage in "short sales" of the Company's Class A Common Stock as long as the Note shall be outstanding. Prior to the Closing Date, neither the Purchaser nor any of its affiliates has bought or sold any of the Company's equity interests.

     5.2 Requisite Power and Authority. The Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Related Agreements and to carry out their provisions. All corporate action on Purchaser's part required for the lawful execution and delivery of this Agreement and the Related Agreements have been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement and the Related Agreements will be valid and binding obligations of Purchaser, enforceable in accordance with their terms, except:

         (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and

         (b) as limited by general principles of equity that restrict the availability of equitable and legal remedies.

     5.3 Investment Representations. Purchaser understands that the Securities are being offered and sold pursuant to, and in reliance on, specific exemptions from the registration requirements of United States federal and state securities laws based in part upon the truth and accuracy of, and Purchaser's compliance with, its representations, warranties, agreements, acknowledgements and understandings contained in the Agreement, including, without limitation, that the Purchaser is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act, in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities. The Purchaser confirms that it has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Note and the Warrant to be purchased by it under this Agreement and the Note Shares and the Warrant Shares acquired by it upon the conversion of the Note and the exercise of the Warrant, respectively. The Purchaser further confirms that it has had an opportunity to ask questions and receive answers from the Company regarding the Company's and its Subsidiaries' business, management and financial affairs and the terms and conditions of the Offering, the Note, the Warrant and the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Purchaser or to which the Purchaser had access.

     5.4 No General Solicitation. The Purchaser is not purchasing the Securities as a result of any advertisement, article notice or other communication concerning the Securities published in any newspaper, magazine or similar media, or broadcast over television or radio, or presented at any seminar, or any other general solicitation or general advertisement.

     5.5 Purchaser Bears Economic Risk. The Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Purchaser must bear the economic risk of this investment until the Securities are sold pursuant to: (i) an effective registration statement under the Securities Act; or (ii) an exemption from registration is available with respect to such sale.

     5.6 Acquisition for Own Account. The Purchaser is acquiring the Note and Warrant and the Note Shares and the Warrant Shares for the Purchaser's own account for investment only, and not as a nominee or agent and not with a view towards or for resale in connection with their distribution.

     5.7 Purchaser Can Protect Its Interest. The Purchaser understands that its investment in the Securities involves a high degree of risk. The Purchaser represents that, either alone or together with its representatives, accountants, or legal counsel, by reason of its, or of its management's, business and financial experience, the Purchaser has the capacity to evaluate the merits and risks of its investment in the Note, the Warrant and the Securities and to protect its own interests in connection with the transactions contemplated in this Agreement and the Related Agreements. Further, Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement or the Related Agreements.

     5.8 Accredited Investor. Purchaser represents that it is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act. Such Purchaser is not required to be registered as a broker dealer under Section 15 of the Exchange Act.

     5.9 No Governmental Review. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendations or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the Offering.



     5.10 Legends.

         (a) The Note shall bear substantially the following legend:

         "THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE, STATE SECURITIES LAWS. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE OR SUCH SHARES UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO LOCATEPLUS HOLDINGS CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

         (b) The Note Shares and the Warrant Shares, if not issued by DWAC system (as hereinafter defined), shall bear a legend which shall be in substantially the following form until such shares are covered by an effective registration statement filed with the SEC:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH

         SECURITIES ACT AND APPLICABLE STATE LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO LOCATEPLUS HOLDINGS CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

         (c) The Warrant shall bear substantially the following legend:

         "THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT OR THE UNDERLYING COMMON SHARES UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO LOCATEPLUS HOLDINGS CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

     5.11 Patriot Act. The Purchaser certifies that, to the Purchaser's knowledge, neither Purchaser nor any of its affiliates has been designated, and is not owned or controlled, by a "suspected terrorist" as defined in Executive Order 13224. The Purchaser hereby acknowledges that the Company seeks to comply with all applicable laws concerning money laundering and related activities. In furtherance of those efforts, the Purchaser hereby represents, warrants and agrees that: (i) none of the cash or property that the Purchaser or any of its affiliates will pay or will contribute to the Company has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) no contribution or payment by the Purchaser or any of its affiliates to the Company, to the extent that they are within the Purchaser's and/or its affilite's control shall cause the Company to be in violation of the United States Bank Secrecy Act, the United States International Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001. The Purchaser shall promptly notify the Company if any of these representations ceases to be true and accurate regarding the Purchaser or any of its affiliates. The Purchaser agrees to provide the Company any additional information regarding the Purchaser or any of its affiliates that the Company reasonably deems necessary or convenient to ensure compliance with all applicable laws concerning money laundering and similar activities. The Purchaser understands and agrees that if at any time it is discovered that any of the foregoing representations are incorrect, or if otherwise required by applicable law or regulation related to money laundering similar activities, the Company may undertake appropriate actions to ensure compliance with applicable law or regulation. The Purchaser further understands that the Company may release confidential information about the Purchaser and its affiliates and, if applicable, any underlying beneficial owners, to proper authorities if the Company, in its sole discretion, determines that it is in the best interests of the Company in light of relevant rules and regulations under the laws set forth in subsection (ii) above.

6. Covenants of the Company. The Company covenants and agrees with the Purchaser as follows:

     6.1 Stop-Orders. The Company will advise the Purchaser, promptly after it receives notice of issuance by the Securities and Exchange Commission (the "SEC"), any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Class A Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

     6.2 Listing. The Company shall promptly secure the listing of the shares of Class A Common Stock issuable upon conversion of the Note and upon the exercise of the Warrant on the NASD OTCBB, or any other exchange registered as a "national securities exchange" pursuant to Section 6 of the Exchange Act upon which shares of Class A Common Stock are then listed (subject to official notice of issuance) (the "Principal Market"), and shall maintain such listing so long as any other shares of Class A Common Stock shall be so listed. The Company will maintain the listing of its Class A Common Stock on the Principal Market, and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable.

     6.3 Market Regulations. The Company shall notify the SEC, NASD and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Purchaser and promptly provide copies thereof to the Purchaser.

     6.4 Reporting Requirements. The Company will timely file (or obtain extensions thereof and file within the applicable grace period) with the SEC all reports required to be filed pursuant to the Exchange Act and refrain from terminating its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination.

     6.5 Use of Funds. The Company agrees that it will use the proceeds of the sale of the Note and the Warrant for general working capital purposes and strategic acquisitions (so long as the Company and/or the applicable Subsidiary has complied with the requirements of Section 6.12(f)).

     6.6 Access to Facilities. Each of the Company and each of its Subsidiaries will permit any representatives designated by the Purchaser (or any successor of the Purchaser), upon reasonable notice and during normal business hours, at such person's expense and accompanied by a representative of the Company, to:

         (a) visit and inspect any of the properties of the Company or any of its Subsidiaries;

         (b) examine the corporate and financial records of the Company or any of its Subsidiaries (unless such examination is not permitted by federal, state or local law or by contract) and make copies thereof or extracts therefrom; and

         (c) discuss the affairs, finances and accounts of the Company or any of its Subsidiaries with the directors, officers and independent accountants of the Company or any of its Subsidiaries.

Notwithstanding the foregoing, neither the Company nor any of its Subsidiaries will provide any material, non-public information to the Purchaser unless the Purchaser signs a confidentiality agreement and otherwise complies with Regulation FD, under the federal securities laws.

     6.7 Taxes. Each of the Company and each of its Subsidiaries will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company and its Subsidiaries; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company and/or such Subsidiary shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company and its Subsidiaries will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor.

     6.8 Insurance. Each of the Company and its Subsidiaries will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in similar business similarly situated as the Company and its Subsidiaries; and the Company and its Subsidiaries will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner which the Company reasonably believes is customary for companies in similar business similarly situated as the Company and its Subsidiaries and to the extent available on commercially reasonable terms. The Company, and each of its Subsidiaries will jointly and severally bear the full risk of loss from any loss of any nature whatsoever with respect to the assets pledged to the Purchaser as security for its obligations hereunder and under the Related Agreements. At the Company's and each of its Subsidiaries' joint and several cost and expense in amounts and with carriers reasonably acceptable to Purchaser, the Company and each of its Subsidiaries shall (i) keep all its insurable properties and properties in which it has an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to the Company's or the respective Subsidiary's including business interruption insurance; (ii) maintain a bond in such amounts as is customary in the case of companies engaged in businesses similar to the Company's or the respective Subsidiary's insuring against larceny, embezzlement or other criminal misappropriation of insured's officers and employees who may either singly or jointly with others at any time have access to the assets or funds of the Company or any of its Subsidiaries either directly or through governmental authority to draw upon such funds or to direct generally the disposition of such assets; (iii) maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others; (iv) maintain all such worker's compensation or similar insurance as may be required under the laws of any state or jurisdiction in which the Company or the respective Subsidiary is engaged in business; and (v) furnish Purchaser with (x) copies of all policies and evidence of the maintenance of such policies at least thirty (30) days before any expiration date, (y) excepting the Company's workers' compensation policy, endorsements to such policies naming Purchaser as "co-insured" or "additional insured" and appropriate loss payable endorsements in form and substance satisfactory to Purchaser, naming Purchaser as loss payee, and (z) evidence that as to Purchaser the insurance coverage shall not be impaired or invalidated by any act or neglect of the Company or any Subsidiary and the insurer will provide Purchaser with at least thirty (30) days notice prior to cancellation. The Company and each Subsidiary shall instruct the insurance carriers that in the event of any loss thereunder, the carriers shall make payment for such loss to the Company and/or the Subsidiary and Purchaser jointly. In the event that as of the date of receipt of each loss recovery upon any such insurance, the Purchaser has not declared an event of default with respect to this Agreement or any of the Related Agreements, then the Company and/or such Subsidiary shall be permitted to direct the application of such loss recovery proceeds toward investment in property, plant and equipment that would comprise "Collateral" secured by Purchaser's security interest pursuant to its security agreement, with any surplus funds to be applied toward payment of the obligations of the Company to Purchaser. In the event that Purchaser has properly declared an event of default with respect to this Agreement or any of the Related Agreements, then all loss recoveries received by Purchaser upon any such insurance thereafter may be applied to the obligations of the Company hereunder and under the Related Agreements, in such order as the Purchaser may determine. Any surplus (following satisfaction of all Company obligations to Purchaser) shall be paid by Purchaser to the Company or applied as may be otherwise required by law. Any deficiency thereon shall be paid by the Company or the Subsidiary, as applicable, to Purchaser, on demand.

     6.9 Intellectual Property. Each of the Company and each of its Subsidiaries shall maintain in full force and effect its existence, rights and franchises and all licenses and other rights to use Intellectual Property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

     6.10 Properties. Each of the Company and each of its Subsidiaries will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and each of the Company and each of its Subsidiaries will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     6.11 Confidentiality. The Company agrees that it will not disclose, and will not include in any public announcement, the name of the Purchaser, unless expressly agreed to by the Purchaser or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement. Notwithstanding the foregoing, the Company may disclose Purchaser's identity and the terms of this Agreement to its current and prospective debt and equity financing sources.

     6.12 Required Approvals. For so long as twenty-five percent (25%) of the initial principal amount of the Note is outstanding, the Company, without the prior written consent of the Purchaser, shall not, and shall not permit any of its Subsidiaries to:

         (a) (i) directly or indirectly declare or pay any dividends, other than dividends paid to the Company or any of its wholly-owned Subsidiaries, (ii) issue any preferred stock that is mandatorially redeemable prior to the six month anniversary of the Maturity Date (as defined in the Note) or (iii) without the prior written consent of the Purchaser (such consent not to be unreasonably withheld) redeem any of its preferred stock or other equity interests;

         (b) (i) liquidate, (ii) dissolve or (iii) effect a material reorganization which materially changes the focus or scope of the Company's and/or such Subsidiaries' business operations (it being understood that in no event shall the Company dissolve, liquidate or merge with any other person or entity (unless the Company is the surviving entity);

         (c) become subject to (including, without limitation, by way of amendment to or modification of) any agreement or instrument which by its terms would (under any circumstances) restrict the Company's or any of its Subsidiaries right to perform the provisions of this Agreement, any Related Agreement or any of the agreements contemplated hereby or thereby;

         (d) materially alter or change the scope of the business of the Company and its Subsidiaries taken as a whole;

         (e) (i) create, incur, assume or suffer to exist any indebtedness (exclusive of trade debt and debt incurred to finance the purchase of equipment (not in excess of five percent (5%) per annum of the fair market value of the Company's assets) whether secured or unsecured other than (x) the Company's indebtedness to Laurus, (y) indebtedness set forth on Schedule 6.12(e) attached hereto and made a part hereof and any refinancings or replacements thereof on terms no less favorable to the Company and the Purchaser than the indebtedness being refinanced or replaced, and (z) any debt incurred in connection with the purchase of assets in the ordinary course of business, or any refinancings or replacements thereof on terms no less favorable to the Purchaser than the indebtedness being refinanced or replaced; (ii) cancel any debt owing to it in excess of $50,000 in the aggregate during any 12 month period;
             (iii) assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person, except the endorsement of negotiable instruments by the Company for deposit or collection or similar transactions in the ordinary course of business or guarantees of indebtedness otherwise permitted to be outstanding pursuant to this clause (e) or (iv) without the consent of the Purchaser, after the date hereof, draw down under that certain Investment Agreement dated August 5, 2003 by and between the Company and Dutchess Private Equities Fund, L.P. (as amended, modified or supplemented from time to time) in an aggregate amount in excess of $350,000; and

         (f) create or acquire any Subsidiary after the date hereof unless (i) such Subsidiary becomes a wholly-owned Subsidiary of the Company and (ii) such Subsidiary becomes party to the Master Security Agreement, the Stock Pledge Agreement and the Subsidiary Guaranty (either by executing a counterpart thereof or an assumption or joinder agreement in respect thereof) and, to the extent required by the Purchaser, satisfies each condition of this Agreement and the Related Agreements as if such Subsidiary were a Subsidiary on the Closing Date.

     6.13 Reissuance of Securities. The Company agrees to reissue certificates representing the Securities without the legends set forth in Section 5.10 above at such time as:

         (a) the holder thereof is permitted to dispose of such Securities pursuant to Rule 144(k) under the Securities Act; or

         (b) upon resale subject to an effective registration statement after such Securities are registered under the Securities Act.

The Company agrees to cooperate with the Purchaser in connection with all resales pursuant to Rule 144(d) and Rule 144(k) and obtain legal opinions required by the applicable transfer agent in connection with such resales provided the Company and its counsel receive reasonably requested representations from the selling Purchaser and broker, if any.

     6.14 Opinion. On the Closing Date, the Company will deliver to the Purchaser an opinion acceptable to the Purchaser from the Company's external legal counsel. The Company will provide, at the Company's expense, such other legal opinions in the future as are deemed reasonably necessary by the Purchaser (and reasonablyacceptable to the Purchaser) in connection with the conversion of the Note and exercise of the Warrant.

     6.15 Margin Stock. The Company will not permit any of the proceeds of the Note or the Warrant to be used directly or indirectly to "purchase" or "carry" "margin stock" or to repay indebtedness incurred to "purchase" or "carry" "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect.

     6.16 Financing Right of First Negotiation. (a) For so long as at least twenty-five percent (25%) of the initial principal amount of the Note is outstanding, the Company hereby grants to the Purchaser a right of first negotiation to provide Additional Financing (as defined below) to be issued by the Company or any of its Subsidiaries, subject to the following terms and conditions. Prior to the incurrence of additional indebtedness or the issuance of any additional equity interests (an "Additional Financing"), in each case, after the date hereof, the Company or any Subsidiary of the Company, as the case may be, shall notify the Purchaser of its intention to enter into such Additional Financing. The Purchaser shall have the right, but not the obligation, to agree to provide such Additional Financing to the Company or such Subsidiary pursuant to the terms of a proposal submitted by the Company or such Subsidiary to the Purchaser. If the Purchaser does not agree to such proposal for such Additional Financing within five (5) business days after receipt of such proposal by the Purchaser, the Company shall have no further obligation under this Section 6.16 with respect to such Additional Financing so long as the terms of any such Additional Financing provided by a person other than the Purchaser does not substantially deviate from the proposal previously submitted to Purchaser from the Company. (b) The Company will not, and will not permit its Subsidiaries to, agree, directly or indirectly, to any restriction with any person or entity which limits the ability of the Purchaser to consummate an Additional Financing with the Company or any of its Subsidiaries.

7. Covenants of the Purchaser. The Purchaser covenants and agrees with the Company as follows:

     7.1 Confidentiality. The Purchaser agrees that it will not disclose, and will not include in any public announcement, the name of the Company, unless expressly agreed to by the Company or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

     7.2 Non-Public Information. The Purchaser agrees not to effect any sales in the shares of the Company's Class A Common Stock while in possession of material, non-public information regarding the Company if such sales would violate applicable securities law.

8. Covenants of the Company and Purchaser Regarding Indemnification.

     8.1 Company Indemnification. The Company agrees to indemnify, hold harmless, reimburse and defend the Purchaser, each of the Purchaser's officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Purchaser which results, arises out of or is based upon: (i) any misrepresentation by the Company or any of its Subsidiaries or breach of any warranty by the Company or any of its Subsidiaries in this Agreement, any other Related Agreement or in any exhibits or schedules attached hereto or thereto; or
(ii) any breach or default in performance by Company or any of its Subsidiaries of any covenant or undertaking to be performed by Company or any of its Subsidiaries hereunder, under any other Related Agreement or any other agreement entered into by the Company and/or any of its Subsidiaries and Purchaser relating hereto or thereto.

     8.2 Purchaser's Indemnification. Purchaser agrees to indemnify, hold harmless, reimburse and defend the Company and its Subsidiaries and each of the Company's and its Subsidiaries' officers, directors, agents, affiliates, control persons and principal shareholders, at all times against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any of its Subsidiaries which results, arises out of or is based upon: (i) any misrepresentation by Purchaser or breach of any warranty by Purchaser in this Agreement or any Related Agreement or in any exhibits or schedules attached hereto or thereto; or (ii) any breach or default in performance by Purchaser of any covenant or undertaking to be performed by Purchaser hereunder, under any other Related Agreement, or any other agreement entered into by the Company and/or any of its Subsidiaries and Purchaser relating hereto.

9. Conversion of Convertible Note.

     9.1 Mechanics of Conversion.

         (a) Provided the Purchaser has notified the Company of the Purchaser's intention to sell the Note Shares and the Note Shares are included in an effective registration statement or are otherwise exempt from registration when sold: (i) upon the conversion of the Note or part thereof, the Company shall, at its own cost and expense, take all necessary action (including the issuance of an opinion of counsel reasonably acceptable to the Purchaser following a request by the Purchaser) to assure that the Company's transfer agent shall issue shares of the Company's Class A Common Stock in the name of the Purchaser (or its nominee) or such other persons as designated by the Purchaser in accordance with Section 9.1(b) hereof and in such denominations to be specified representing the number of Note Shares issuable upon such conversion; and (ii) the Company warrants that no instructions other than these instructions have been or will be given to the transfer agent of the Company's Class A Common Stock and that after the Effectiveness Date (as defined in the Registration Rights Agreement) the Note Shares issued will be freely transferable subject to the prospectus delivery requirements of the Securities Act and the provisions of this Agreement, and will not contain a legend restricting the resale or transferability of the Note Shares.

         (b) Purchaser will give notice of its decision to exercise its right to convert the Note or part thereofby telecopying or otherwise delivering an executed and completed notice of the number of shares to be converted to the Company (the "Notice of Conversion"). The Purchaser will not be required to surrender the Note until the Purchaser receives a credit to the account of the Purchaser's prime broker through the DWAC system (as defined below) representing the Note Shares, the Purchaser receives physical delivery of the Note Shares, or until the Note has been fully satisfied. Each date on which a Notice of Conversion is telecopied or delivered to the Company in accordance with the provisions hereof shall be deemed a "Conversion Date." Pursuant to the terms of the Notice of Conversion, the Company will issue instructions to the transfer agent accompanied by an opinion of counsel within one (1) business day of the date of the delivery to the Company of the Notice of Conversion and shall cause the transfer agent to transmit the certificates representing the Conversion Shares to the Holder either physically by overnight courier, or by crediting the account of the Purchaser's prime broker with the

             Depository Trust Company ("DTC") through its Deposit Withdrawal Agent Commission ("DWAC") system, within three (3) business days after receipt by the Company of the Notice of Conversion (the "Delivery Date").

         (c) The Company understands that a delay in the delivery of the Note Shares in the form required pursuant to Section 9 hereof beyond the Delivery Date could result in economic loss to the Purchaser. In the event that the Company fails to direct its transfer agent to deliver the Note Shares to the Purchaser physically or via the DWAC system within the time frame set forth in Section 9.1(b) above and the Note Shares are not delivered to the Purchaser by the Delivery Date, as compensation to the Purchaser for such loss, the Company agrees to pay late payments to the Purchaser for late issuance of the Note Shares in the form required pursuant to Section 9 hereof upon conversion of the Note in the amount equal to the amount of the Purchaser's actual damages from such delayed delivery. Notwithstanding the foregoing, the Company will not owe the Purchaser any late payments if the delay in the delivery of the Note Shares beyond the Delivery Date is not within the sole control of the Company and the Company is actively using commercially reasonable efforts to have the transfer agent transmit the certificates as soon as possible. The Company shall pay any payments incurred under this Section in immediately available funds upon demand and, in the case of actual damages, accompanied by reasonable documentation of the amount of such damages. Such documentation shall show the number of shares of Class A Common Stock the Purchaser is forced to purchase (in an open market transaction) which the Purchaser anticipated receiving upon such conversion, and shall be calculated as the amount by which (A) the Purchaser's total purchase price (including customary brokerage commissions, if any) for the shares of Class A Common Stock so purchased exceeds (B) the aggregate principal and/or interest amount of the Note, for which such Conversion Notice was not timely honored.

Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum amount permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to a Purchaser and thus refunded to the Company.

10.      Registration Rights.

     10.1 Registration Rights Granted. The Company hereby grants registration rights to the Purchaser pursuant to a Registration Rights Agreement dated as of even date herewith between the Company and the Purchaser.

     10.2 Offering Restrictions. Except as previously disclosed in the SEC Reports or in the Exchange Act Filings, or stock or stock options granted to employees or directors of the Company (these exceptions hereinafter referred to as the "Excepted Issuances"), neither the Company nor any of its Subsidiaries will issue any securities with a continuously variable/floating conversion feature which are or could be (by conversion or registration) free-trading securities (i.e. common stock subject to a registration statement) prior to the full repayment or conversion of the Note (together with all accrued and unpaid interest and fees related thereto) (the "Exclusion Period").

11. Miscellaneous.

     11.1 Governing Law. THIS AGREEMENT AND EACH RELATED AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. ANY ACTION BROUGHT BY EITHER PARTY AGAINST THE OTHER CONCERNING THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND EACH RELATED AGREEMENT SHALL BE BROUGHT ONLY IN THE STATE COURTS OF NEW YORK OR IN THE FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK. BOTH PARTIES AND THE INDIVIDUALS EXECUTING THIS AGREEMENT AND THE RELATED AGREEMENTS ON BEHALF OF THE COMPANY AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS AND WAIVE TRIAL BY JURY. IN THE EVENT THAT ANY PROVISION OF THIS AGREEMENT OR ANY RELATED AGREEMENT DELIVERED IN CONNECTION HEREWITH IS INVALID OR UNENFORCEABLE UNDER ANY APPLICABLE STATUTE OR RULE OF LAW, THEN SUCH PROVISION SHALL BE DEEMED INOPERATIVE TO THE EXTENT THAT IT MAY CONFLICT THEREWITH AND SHALL BE DEEMED MODIFIED TO CONFORM WITH SUCH STATUTE OR RULE OF LAW. ANY SUCH PROVISION WHICH MAY PROVE INVALID OR UNENFORCEABLE UNDER ANY LAW SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF ANY OTHER PROVISION OF THIS AGREEMENT OR ANY RELATED AGREEMENT. 11.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchaser and the closing of the transactions contemplated hereby to the extent provided therein. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

     11.3 Successors. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Securities from time to time, other than the holders of Class A Common Stock which has been sold by the Purchaser pursuant to Rule 144 or an effective registration statement. Purchaser may not assign its rights hereunder to a competitor of the Company.

     11.4 Entire Agreement. This Agreement, the Related Agreements, the exhibits and schedules hereto and thereto and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

     11.5 Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     11.6 Amendment and Waiver.

         (a) This Agreement may be amended or modified only upon the written consent of the Company and the Purchaser.

         (b) The obligations of the Company and the rights of the Purchaser under this Agreement may be waived only with the written consent of the Purchaser.

         (c) The obligations of the Purchaser and the rights of the Company under this Agreement may be waived only with the written consent of the Company.

     11.7 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement or the Related Agreements, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. All remedies, either under this Agreement or the Related Agreements, by law or otherwise afforded to any party, shall be cumulative and not alternative.

     11.8 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given:

         (a) upon personal delivery to the party to be notified;

         (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day;

         (c) three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or

         (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

All communications shall be sent as follows:

         IF TO THE COMPANY, TO:            LocatePLUS Holdings Corporation


                                           Attention: Chief Financial Officer
                                           Facsimile:

                                           WITH A COPY TO:
                                           Kirkpatrick & Lockhart LLP
                                           Attention: Michael A. Hickey, Esq.
                                           Facsimile: 617-261-3175

         IF TO THE PURCHASER, TO:          Laurus Master Fund, Ltd.
                                           c/o Ironshore Corporate Services ltd.
                                           P.O. Box 1234 G.T.
                                           Queensgate House, South Church Street
                                           Grand Cayman, Cayman Islands
                                           Facsimile: 345-949-9877

                                           WITH A COPY TO:

                                           John E. Tucker, Esq.
                                           825 Third Avenue 14th Floor
                                           New York, NY 10022
                                           Facsimile: 212-541-4434

or at such other address as the Company or the Purchaser may designate by written notice to the other parties hereto given in accordance herewith.

     11.9 Attorneys' Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

     11.10 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     11.11 Facsimile Signatures; Counterparts. This Agreement may be executed by facsimile signatures and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     11.12 Broker's Fees. Except as set forth on Schedule 11.12 hereof, each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this
Section 11.12 being untrue.

     11.13 Construction. Each party acknowledges that its legal counsel participated in the preparation of this Agreement and the Related Agreements and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Agreement to favor any party against the other.

     11.14 Combination of Class A Common Stock and Class B Common Stock. Notwithstanding anything to the contrary contained in this Agreement or any Related Agreement, the Company shall be permitted to combine its outstanding Class A Common Stock and its outstanding Class B Common Stock (the "Class B Common Stock") into one class of common stock (such combined common stock class, the "Combined Common Stock"), so long as (x) no Event of Default has occurred and is continuing and (y) the Company shall have provided the Purchaser with at least 10 business days prior written notice of any such combination. In connection with any such combination referred to in this Section 11.14, all rights of the Purchaser, and obligations of the Company, with respect to the Class A Common Stock (including, without limitation, all conversion rights and registration requirements) shall then be applicable to the Combined Common Stock.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties hereto have executed the SECURITIES PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                   PURCHASER:

LOCATEPLUS HOLDINGS CORPORATION            LAURUS MASTER FUND, LTD.


By:     /s/ Jon R. Latorella               By:     /s/ David Grin
        -------------------------------            -----------------------------

Name:   Jon R. Latorella                   Name:   David Grin
        -------------------------------            -----------------------------

Title:  President                          Title:  Managing Partner
        -------------------------------            -----------------------------

                            SCHEDULE 4.2-SUBSIDIARIES

             SUBSIDIARY NAME                            PERCENT OWNERSHIP
LocatePLUS Corporation                                         100%
Worldwide Information, Inc.                                    100%
Certifion Corporation                                          100%
Dataphant, Inc.                                                100%
Metrigenics, Inc.                                              100%

         SCHEDULE 4.3-AUTHROIZED CAPITAL STOCK OF EACH SUBSIDIARIES AND OPTIONS AND WARRANT OTHER THAN EMPLOYEE STOCK OPTION PLANS

           SUBSIDIARY NAME                              SHARES AUTHORIZED
                                                         AND OUTSTANDING
LocatePLUS Corporation                                         100
Worldwide Information, Inc.                                    100
Certifion Corporation                                          100
Dataphant, Inc.                                                100
Metrigenics, Inc.                                              100


                                                           Price/         Grant
Optionholder                                     GRANTED    Share          Date

WARRANTS CLASS A

Russo, David and Maria                            50,000    $0.20      2/6/2001

Andrea, Wayne & Tiffany                           30,000    $0.20      2/9/2001

Axelrod, Lionel                                   60,000    $0.20     2/12/2001

Russo, Steven                                     60,000    $0.20     2/17/2001

Tedeschi, Jr. Trust                               15,000    $0.20      3/1/2001

Houlihan, John P                                  75,000    $0.20      3/7/2001

Margiotta, Marcia                                  5,000    $0.20      3/9/2001

Snyder, Albert                                    35,000    $0.20     3/15/2001

Cardwell, James                                   25,000    $0.20     3/20/2001

Lyon, Elise                                       50,000    $0.20     3/20/2001

Volpe, Lawrence                                   65,000    $0.20      4/3/2001

Murphy, Thomas                                    25,000    $0.20     4/27/2001

Oftring Company                                   43,500    $0.20     4/27/2001

Para, Dale                                        19,000    $0.20     4/27/2001

Russo, Steven                                     50,000    $0.20     4/27/2001

Jenkins, Dale                                     35,133    $1.00     3/12/2002

Garlock, Thomas                                  139,041    $1.00      4/9/2002

Spears, George                                    53,065    $1.00      4/9/2002

Garlock, Thomas                                   21,500    $0.27      4/9/2002

Spears, George                                    13,000    $0.27      4/9/2002

Rossi, Patrick                                   472,500    $0.16     3/31/2003

Kisiel, Kevin                                    187,500    $0.16     3/31/2003

Glaude, David                                    531,750    $0.16     3/31/2003

Parrott, Tod                                     375,000    $0.16     3/31/2003

Para, Edward                                     270,000    $0.16     3/31/2003

Losanno, Richard                                 438,750    $0.16     3/31/2003

Edward Gutman                                    468,750    $0.16     6/10/2003

Robert Gutman                                    468,750    $0.16     6/10/2003

PUBLIC WARRANTS                               12,000,000    $0.50    10/12/2002

WARRANTS - CL B

Lindae, Greg                                     500,000    $0.10     1/30/2001

Caruso, Ralph                                    250,000    $0.15      8/2/2001

Simonini, Paul R.                                250,000    $0.15      8/2/2001

Duchesneau, David                                 25,000    $0.20    10/12/2001

Shaheen, William                                  25,000    $0.20    10/12/2001

Cromwell, Oliver D.                               26,346    $0.15    10/18/2001

Gushee-Molkenthin                                 26,207    $0.15    10/18/2001

Phillips, John B.                                 77,374    $0.15    10/18/2001

Sappin, Edward J.                                  8,736    $0.15    10/18/2001

Lyons, Charles                                    12,500    $0.20    11/20/2001

Pitcher, Frederick                                12,500    $0.20    11/20/2001

Murphy, Thomas                                   300,000    $0.30     12/1/2001

Oftring, Robert                                  300,000    $0.30     12/1/2001

Para, Dale                                       300,000    $0.30     12/1/2001

Garlock, Thomas                                  324,581    $0.15    12/31/2001

Spears, George                                    42,553    $0.15    12/31/2001

Lindae, Greg                                   1,177,680    $0.15     1/31/2002

Garlock, Thomas                                   35,000    $0.15      2/1/2002

Houlihan, John                                    35,000    $0.15      2/1/2002

Garlock, Thomas                                   27,089     0.15     2/28/2002

Spears, George                                    16,889     0.15     2/28/2002

Scalley, Gerard                                   35,000     0.22     8/27/2002

Yules, Dick                                       35,000     0.22     8/27/2002

Schneider Leasing Co                              57,184    $0.30    10/15/2002

KFT                                              250,000     0.22     12/5/2002

Volones                                          250,000     0.22    12/15/2002

Elliott, Bob                                      12,500     0.22    12/16/2002

Martinelli, David                                 10,000     0.22      2/6/2003

David & Marlo Russo                               65,000      0.1     2/17/2003

Anthony Hahn                                       5,000     0.22     2/19/2003

Michael Fahey                                    250,000      0.1     2/27/2003

Ronald Feldman                                    10,000     0.22     3/29/2003

Fred Harshman                                     10,000     0.22     3/29/2003

Steve & Debbie Sullivan                           35,000     0.22     3/29/2003

J&J Winn                                       1,300,000      0.1      5/1/2003

Garlock, Thom                                     35,000     0.15     5/23/2003

Kite, Bob                                         35,000     0.15     5/23/2003

Houlihan, John                                    35,000     0.15     5/23/2003

vFinance Investments                              20,000   0.1925     5/23/2003

Jonathan Rich                                      2,500   0.1925     5/23/2003

Vincent Calicchia                                  2,500   0.1925     5/23/2003

Volones                                          250,000     0.22     6/15/2002

Ronald Greenspon                                 100,000     0.22     7/10/2003

Michael Gibbard                                    5,000     0.22     7/10/2003

David & Marla Russo                               25,000     0.22     7/10/2003

Steve Russo                                       55,000     0.22     7/10/2003

Stephen Abdo Family Trust                         10,000      0.1     6/10/2003

Deveraux, Inc.                                   300,000     0.10     10/3/2003

UpFront Consulting                               150,000     0.10     10/3/2003

Lisa Gordon                                       25,000     0.25     10/3/2003

R. James Consulting                               25,000     0.25     10/3/2003

Evergreen Investment Partners                    700,000      0.2    10/31/2003

Kenzy Investment Trust                           300,000      0.2    10/31/2003

Viraj Jha                                        250,000     0.22    12/15/2003

J&J Winn                                       1,000,000     0.27      8/7/2003

Evergreen Investment Partners                    300,000      0.2      4/1/2004

Kenzy Investment Trust                           400,000      0.2      4/1/2004


Total OS Class A Warrants                     16,082,239

Total OS Class B Warrants                     10,122,139

Total                                         26,204,378

          SCHEDULE 4.6-OBLIGATIONS OTHER THAN IN THE ORDINARY COURSE OF
                          BUSINESS IN EXCESS OF $50,000

NONE

        SCHEDULE 4.7-OBLIGATIONS TO OFFICERS, OTHER THAN IN THE ORDINARY
                     COURSE OF BUSINESS IN EXCESS OF $50,000

During 2000, we issued cash loans of $400,000 and received, in exchange, promissory notes from two of our officers, Mr. Jon Latorella and Robert A. Goddard. Although the notes were due January 3, 2010, their terms provided that, if, as of January 3, 2003, the officers were still employed by us, then the obligations and debt evidenced by the notes were to be canceled without further action, and we are to pay to the officers, no later than February 29, 2004, an amount in cash sufficient to fulfill the officers' tax liabilities attributable to the cancellation of the notes. As such, we have been expensing the principal of the notes on a monthly basis and in 2003 and 2002, recognized $9,722 and $133,000 of amortization expense respectively on notes receivable from related parties. Additionally, we have accrued approximately $6,701 in 2003 and $71,480 in 2002 ($215,929 cumulative through December 31, 2003) relating to an estimate of their tax liability expected to be reimbursed by us which is still outstanding.

       SCHEDULE 4.9-GOOD TITLE TO PROPERTY EXCEPT AS LISTED AND COMPLIANCE WITH ALL MATERIAL TERMS OF LEASES EXCEPT AS LISTED

We have purchases equipment under various leasing arrangements. Title to the leased equipment still resides with the leasing companies. A list of lease obligations is attached in Schedule 6.12. It is anticipated that the majority of leased equipment will be purchased at the end of the lease term. Until the end of lease purchase has taken place, title to the equipment is still held by the leasing companies. The following leasing companies have a security interest in equipment that has been leased to the company.

Schneider Leasing Company
Boston Financial and Equity Corporation
NEXL Financial Services, Inc.
Dell Financial Services

Cummings properties holds a lien on all corporate assets as a requirement for our office lease.

       SCHEDULE 4.12-PENDING LITIGATION THAT WOULD PREVENT THIS AGREEMENT

NONE

              SCHEDULE 4.13-NO TAX AUDIT LIABILITY EXCEPT AS LISTED

In 2003, the Department of Employment and Training performed an audit of our unemployment contribution and found that the state had been using an incorrect contribution rate for our unemployment taxes. They have since adjusted our contribution rate but also calculated an outstanding liability of approximately $19,000 for underpayment based on the rate the state had been using. To satisfy this outstanding liability, the department established a payment plan of approximately $1,000 per month and as May 31, 2004, $8,000 remains outstanding on this balance.

         SCHEDULE 4.14-COLLECTIVE BARGAINING, EMPLOYMENT CONTRACTS, POST
                             EMPLOYMENT COMPENSATION

NONE

                      SCHEDULE 4.15-EQUITY TO BE REGISTERED

WARRANTS AND REGISTRATION RIGHTS
WARRANTS CLASS A
----------------------------------------------------------------------------------------------------
Russo, David and Maria             50,000   No registration rights
----------------------------------------------------------------------------------------------------
Andrea, Wayne & Tiffany            30,000   No registration rights
----------------------------------------------------------------------------------------------------
Axelrod, Lionel                    60,000   No registration rights
----------------------------------------------------------------------------------------------------
Russo, Steven                      60,000   No registration rights
----------------------------------------------------------------------------------------------------
Tedeschi, Jr. Trust                15,000   No registration rights
----------------------------------------------------------------------------------------------------
Houlihan, John P                   75,000   No registration rights
----------------------------------------------------------------------------------------------------
Margiotta, Marcia                   5,000   No registration rights
----------------------------------------------------------------------------------------------------
Snyder, Albert                     35,000   No registration rights
----------------------------------------------------------------------------------------------------
Cardwell, James                    25,000   No registration rights
----------------------------------------------------------------------------------------------------
Lyon, Elise                        50,000   No registration rights
----------------------------------------------------------------------------------------------------
Volpe, Lawrence                    65,000   No registration rights
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
2001 GRANTS
----------------------------------------------------------------------------------------------------
Murphy, Thomas                     25,000   No registration rights
----------------------------------------------------------------------------------------------------
Oftring Company                    43,500   No registration rights
----------------------------------------------------------------------------------------------------
Para, Dale                         19,000   No registration rights
----------------------------------------------------------------------------------------------------
Russo, Steven                      50,000   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
2002 GRANTS
----------------------------------------------------------------------------------------------------
Jenkins, Dale                      35,133   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Garlock, Thomas                   139,041   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Spears, George                     53,065   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Garlock, Thomas                    21,500   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Spears, George                     13,000   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
2003 GRANTS
----------------------------------------------------------------------------------------------------
Rossi, Patrick                    472,500   Demand & Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Kisiel, Kevin                     187,500   Demand & Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Glaude, David                     531,750   Demand & Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Parrott, Tod                      375,000   Demand & Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Para, Edward                      270,000   Demand & Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------

WARRANTS - CL B
----------------------------------------------------------------------------------------------------
2001 GRANTS
----------------------------------------------------------------------------------------------------
Lindae, Greg                      500,000   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Caruso, Ralph                     250,000   No registration rights
----------------------------------------------------------------------------------------------------
Simonini, Paul R.                 250,000   No registration rights
----------------------------------------------------------------------------------------------------
Duchesneau, David                  25,000   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Shaheen, William                   25,000   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Cromwell, Oliver D.                26,346   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Gushee-Molkenthin                  26,207   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Phillips, John B.                  77,374   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Sappin, Edward J.                   8,736   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Lyons, Charles                     12,500   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Pitcher, Frederick                 12,500   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Murphy, Thomas                    300,000   No registration rights
----------------------------------------------------------------------------------------------------
Oftring, Robert                   300,000   No registration rights
----------------------------------------------------------------------------------------------------
Para, Dale                        300,000   No registration rights
----------------------------------------------------------------------------------------------------
Garlock, Thomas                   324,581   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Spears, George                     42,553   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
2002 GRANTS
----------------------------------------------------------------------------------------------------
Lindae, Greg                    1,177,680   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Garlock, Thomas                    35,000   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Houlihan, John                     35,000   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Garlock, Thomas                    27,089   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Spears, George                     16,889   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Scalley, Gerard                    35,000   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Yules, Dick                        35,000   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Schneider Leasing Co               57,184   Demand if short form (S-3 or equivalent) is available
----------------------------------------------------------------------------------------------------
KFT                               250,000   Demand if short form (S-3 or equivalent) is available
----------------------------------------------------------------------------------------------------
Volones                           250,000   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Elliott, Bob                       12,500   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
2003 GRANTS
----------------------------------------------------------------------------------------------------
Petracca, Paul                  1,111,110   Demand & Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Martinelli, David                  10,000   Demand if short form (S-3 or equivalent) is available
----------------------------------------------------------------------------------------------------
J&J Winn Family Ltd                50,000   Demand if short form (S-3 or equivalent) is available
----------------------------------------------------------------------------------------------------
David & Marlo Russo                65,000   Demand if short form (S-3 or equivalent) is available
----------------------------------------------------------------------------------------------------
Anthony Hahn                        5,000   Demand if short form (S-3 or equivalent) is available
----------------------------------------------------------------------------------------------------
Michael Fahey                     250,000   Demand if short form (S-3 or equivalent) is available
----------------------------------------------------------------------------------------------------
Ronald Feldman                     10,000   Demand if short form (S-3 or equivalent) is available
----------------------------------------------------------------------------------------------------
Fred Harshman                      10,000   Demand if short form (S-3 or equivalent) is available
----------------------------------------------------------------------------------------------------
Steve & Debbie Sullivan            35,000   Demand if short form (S-3 or equivalent) is available
----------------------------------------------------------------------------------------------------
J&J Winn                           50,000   Demand if short form (S-3 or equivalent) is available
----------------------------------------------------------------------------------------------------
J&J Winn                          200,000   Demand if short form (S-3 or equivalent) is available
----------------------------------------------------------------------------------------------------
J&J Winn                        1,300,000   Demand if short form (S-3 or equivalent) is available
----------------------------------------------------------------------------------------------------
Garlock, Thom                      35,000   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Kite, Bob                          35,000   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Houlihan, John                     35,000   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
vFinance Investments               20,000   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Jonathan Rich                       2,500   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Vincent Calicchia                   2,500   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Ronald Greenspon                  100,000   Demand if short form (S-3 or equivalent) is available
----------------------------------------------------------------------------------------------------
Michael Gibbard                     5,000   Demand if short form (S-3 or equivalent) is available
----------------------------------------------------------------------------------------------------
David & Marla Russo                25,000   Demand if short form (S-3 or equivalent) is available
----------------------------------------------------------------------------------------------------
Steve Russo                        55,000   Demand if short form (S-3 or equivalent) is available
----------------------------------------------------------------------------------------------------
Stephen Abdo Family Trust          10,000   Demand if short form (S-3 or equivalent) is available
----------------------------------------------------------------------------------------------------
Deveraux, Inc.                    300,000   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
UpFront Consulting                150,000   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Lisa Gordon                        25,000   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
R. James Consulting                25,000   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Evergreen Investment Partners     700,000   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Kenzy Investment Trust            300,000   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Viraj Jha                         250,000   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
J&J Winn                        1,000,000   Demand if short form (S-3 or equivalent) is available
----------------------------------------------------------------------------------------------------
Evergreen Investment Partners     300,000   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Kenzy Investment Trust            400,000   Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------

SHARES WITH REGISTRATION RIGHTS

CLASS A
----------------------------------------------------------------------------------------------------
Taney, Richard                    390,625   Demand & Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
National Financial              4,000,000   Piggy-Back
----------------------------------------------------------------------------------------------------
Davis, Dean                       357,143   Demand & Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Greenwood Partners              1,235,219   Demand & Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Alan Silberman                    390,625   Demand & Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Gregg Greenberg                   812,922   Demand & Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Steven Cohen                      390,625   Demand & Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Losanno, Richard                  473,571   Demand & Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Edward Gutman                     475,000   Demand & Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Robert Gutman                     475,000   Demand & Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Rossi, Patrick                    157,500   Demand & Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Kisiel, Kevin                      62,500   Demand & Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Glaude, David                     177,250   Demand & Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Parrott, Tod                      125,000   Demand & Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------
Para, Edward                       90,000   Demand & Piggy-Back - Subject to underwriter restriction
----------------------------------------------------------------------------------------------------

                        SCHEDULE 4.17-HAZORDOUS MATERIALS

NONE

                  SCHEDULE 4.21-REQUIRED SEC FILILING NOT FILED

NONE

                           SCHEDULE 6.12-INDEBTEDNESS

NOTES PAYABLE
Winn                                                              1,500,000
Chase                                                                14,519
M. Margiotta                                                          9,999
David & Marla Russo                                                  65,000
Anthony Hahn                                                          5,000
Albert Miripol                                                        5,000
Michael Fahey                                                        44,307
Steven Abdo                                                          10,000
Helen Mandell                                                       100,000
Martinelli                                                           10,000
Harshman                                                             10,000
Feldman                                                              10,000
Sullivan                                                             35,000
Connolly                                                             20,000
Champagne                                                            10,000
Dutchess                                                            250,000
                                                           -----------------
TOTAL NOTES PAYABLE                                               2,098,824
                                                           =================

CAPITAL LEASES
AMEX                                                                 16,117
Heartland                                                            16,361
Advanta                                                              20,640
Citicorp                                                             17,040
HP Financial                                                         29,579
Schneider                                                            47,763
Schneider 2                                                          32,873
Avaya                                                                 7,268
ABB                                                                  12,740
Nexl                                                                 82,480
Nexl 2                                                               12,908
Nexl 3                                                              471,631
Nexl 4                                                               83,840
Boston Financial 2                                                    3,613
Boston Financial 3                                                   28,279
                                                           -----------------
TOTAL CAPITAL LEASES                                                883,132
                                                           =================

       SCHEDULE 11.12-LIST OF BROKERS RECEIVING FEES FOR THIS TRANSACTION

Reedland Capital Partners, an Institutional Division of Financial West Group will receive a cash fee of 6% of the gross proceeds and a five year warrant to purchase 600,000 shares of Class A Common Stock with a strike price set at 120% of the five day average closing price immediately preceding the Closing Date.

                                    EXHIBIT A

                            FORM OF CONVERTIBLE NOTE

                                    EXHIBIT B

                                 FORM OF WARRANT

                                    EXHIBIT C

                                 FORM OF OPINION

         1. Each of the Company and each of its Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware [other jurisdiction] and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted.

         2. Each of the Company and each of its Subsidiaries has the requisite corporate power and authority to execute, deliver and perform its obligations under the Agreement and the Related Agreements. All corporate action on the part of the Company and each of its Subsidiaries and its officers, directors and stockholders necessary has been taken for: (i) the authorization of the Agreement and the Related Agreements and the performance of all obligations of the Company and each of its Subsidiaries thereunder; and (ii) the authorization, sale, issuance and delivery of the Securities pursuant to the Agreement and the Related Agreements. The Note Shares and the Warrant Shares, when issued pursuant to and in accordance with the terms of the Agreement and the Related Agreements and upon delivery shall be validly issued and outstanding, fully paid and non assessable.

         3. The execution, delivery and performance by each of the Company and each of its Subsidiaries of the Agreement and the Related Agreements to which it is a party and the consummation of the transactions on its part contemplated by any thereof, will not, with or without the giving of notice or the passage of time or both:

                  (a) Violate the provisions of their respective Charter or bylaws; or

                  (b) Violate any judgment, decree, order or award of any court binding upon the Company or any of its Subsidiaries; or

                  (c) Violate any [insert jurisdictions in which counsel is qualified] or federal law

         4. The Agreement and the Related Agreements will constitute, valid and legally binding obligations of each of the Company and each of its Subsidiaries (to the extent such person is a party thereto), and are enforceable against each of the Company and each of its Subsidiaries in accordance with their respective terms, except:

                  (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and

                  (b) general principles of equity that restrict the availability of equitable or legal remedies.

         5. To such counsel's knowledge, the sale of the Note and the subsequent conversion of the Note into Note Shares are not subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with. To such counsel's knowledge, the sale of the Warrant and the subsequent exercise of the Warrant for Warrant Shares are not subject to any preemptive rights or, to such counsel's knowledge, rights of first refusal that have not been properly waived or complied with.

         6. Assuming the accuracy of the representations and warranties of the Purchaser contained in the Agreement, the offer, sale and issuance of the Securities on the Closing Date will be exempt from the registration requirements of the Securities Act. To such counsel's knowledge, neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy and security under circumstances that would cause the offering of the Securities pursuant to the Agreement or any Related Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Securities pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions.

         7. There is no action, suit, proceeding or investigation pending or, to such counsel's knowledge, currently threatened against the Company or any of its Subsidiaries that prevents the right of the Company or any of its Subsidiaries to enter into this Agreement or any of the Related Agreements, or to consummate the transactions contemplated thereby. To such counsel's knowledge, the Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality; nor is there any action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

         8. The terms and provisions of the Master Security Agreement and the Stock Pledge Agreement create a valid security interest in favor of Laurus, in the respective rights, title and interests of the Company and its Subsidiaries in and to the Collateral (as defined in each of the Master Security Agreement and the Stock Pledge Agreement). Each UCC-1 Financing Statement naming the Company or any Subsidiary thereof as debtor and Laurus as secured party are in proper form for filing and assuming that such UCC-1 Financing Statements have been filed with the Secretary of State of Delaware [Insert other jurisdictions], the security interest created under the Master Security Agreement will constitute a perfected security interest under the Uniform Commercial Code in favor of Laurus in respect of the Collateral that can be perfected by filing a financing statement. After giving effect to the delivery to Laurus of the stock certificates representing the ownership interests of each Subsidiary of the Company (together with effective endorsements) and assuming the continued possession by Laurus of such stock certificates in the State of New York, the security interest created in favor of Laurus under the Stock Pledge Agreement constitutes a valid and enforceable first perfected security interest in such ownership interests (and the proceeds thereof) in favor of Laurus, subject to no other security interest. No filings, registrations or recordings are required in order to perfect (or maintain the perfection or priority of) the security interest created under the Stock Pledge Agreement in respect of such ownership interests.

                                    EXHIBIT D

                            FORM OF ESCROW AGREEMENT







































                                      D-1